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                                                                    EXHIBIT 21.1

                     SUBSIDIARIES OF GULFMARK OFFSHORE, INC.

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
        NAME OF SUBSIDIARY OR ORGANIZATION                             STATE OR COUNTRY OF INCORPORATION
        ----------------------------------                             ---------------------------------

Gulf Offshore N.S. Ltd.                                                          United Kingdom
GulfMark North Sea Ltd.                                                          United Kingdom
S.E.A. Personnel Limited                                                         United Kingdom
Dianne Operating Ltd.                                                            United Kingdom
Sea Truck (UK) Ltd.                                                              United Kingdom
Gulf Offshore Guernsey, Ltd                                                      United Kingdom
North Sea Rescue Services, Ltd                                                   United Kingdom
Gulf Marine Far East PTE, Ltd.                                                      Singapore
Gulf Offshore Marine International, Inc.                                             Panama
Gulf Marine (Servicos Martimos) do Brasil, Ltda.                                     Brazil
Semaring Logistics (M) Sdn. Bhd.                                                    Malaysia
Chalvoyage (M) Sdn. Bhd.                                                            Malaysia
GulfMark Norge AS                                                                    Norway
GulfMark Rederia AS                                                                  Norway
Sea Truck Holding AS                                                                 Norway
GM Offshore, Inc.                                                                   Delaware
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